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                                                                   EXHIBIT 10.26

                               INDUSTRIAL LEASE
                                    -GROSS-

1. FUNDAMENTAL LEASE PROVISIONS

     1.1 PARTIES. This Lease Agreement, dated for reference purposes only, May 4, 1999 is made by and between H.S.P., A California Limited Partnership, Hollis Street Project (herein called "Landlord") and ePills.com (herein called "Tenant").

     1.2 PREMISES. That certain real property situated in the city of Emeryville, County of Alameda, State of California, commonly known as 5900 Hollis Street, Suite O and described as 6479 rentable and 6084 useable square feet of office space which is approximately 3.4081% of the total square footage of the complex of which the Premises are a part. (Exhibit A)

      1.3 TERM. The term of this Lease shall be for ___ Three (3) ___ years, commencing on July 1, 1999 ____________________________________________________,
and ending on __ June 30, 2002 ____________________________________________.

     1.4 OPTION TO RENEW. Lease may be extended for ___ Three (3) years __, commencing on July 1, 2002 ____________________________________________________,
and ending on ___ June 30, 2005 _______________________________________________.
Notice of intent to extend terms must be delivered to Landlord prior to January 1, 2002.

     1.5 USE. The Premises shall be used and occupied only for General office, software development, hardware maintenance and related activities.

     1.6 RENT. Monthly rental shall be $_10,366.00 ___________________________.

     1.7 RENT INCREASES. Rent increases for the term and option shall be as follows: Effective July 1, 2000 rent shall increase to $10,690.00. Effective July 1, 2001 rent shall increase to $11,014.00.

     Effective on the Anniversary Date of each year of the Option Period, the rent shall increase upwards in accordance with the Consumer Price Index, San Francisco-Oakland-San Jose, All Urban Consumers, All Items (CPI) no less than three (3%) percent and no more than seven (7%) percent per annum.

     1.8 SECURITY DEPOSIT. $15,550.00 _________________________________________.

     1.9 PARKING. Tenant shall have Twelve (12) reserved & designated parking spaces.

     1.10 BASE YEAR FOR PROPERTY TAXES & INSURANCE. __1999/00 _______________.

     1.11 BROKERS. __AEGIS Reality - Matt Elmquist __________________________.

     1.12 NOTICES. All notices shall be mailed or served personally to the following addresses:

     To Landlord at: Hollis Street Project
                     P.O. Box 8685
                     Emeryville, Ca. 94662-0685

     To Tenant at:   ePills.com
                     5900 Hollis Street, Suite O
                     Emeryville, CA 94608

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                         TABLE OF CONTENTS

Paragraph 1  Fundamental Lease Provisions

Paragraph 2  Premises

Paragraph 3  Term

Paragraph 4  Rent

Paragraph 5  Security Deposit

Paragraph 6  Use

Paragraph 7  Maintenance, Repairs and Alterations

Paragraph 8  Insurance Indemnity

Paragraph 9  Damage or Destruction

Paragraph 10  Real Property Taxes

Paragraph 11  Common Areas

Paragraph 12  Utilities and Services

Paragraph 13  Assignment and Subletting

Paragraph 14  Defaults: Remedies

Paragraph 15  Condemnation

Paragraph 16  General Provisions

Paragraph 17  Performance Bond

Paragraph 18  Brokers

Paragraph 19  Notices

                              EXHIBITS
Exhibit A  Premises

Exhibit B  Improvements

Exhibit C  Disclosure Addendum

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2. PREMISES.

     2.1 Premises. For and in consideration of the rent and the convenents and agreements set forth in this Lease to be kept and performed by Tenant, Landlord hereby leases to Tenant and Tenant leases from Landlord the Premises described in Paragraph 1.2 hereof for the term, at the rent and subject to and upon all of the terms, covenants, and agreements set forth herein.

     2.2 Improvements & Alterations Prior to Occupancy. All obligations of Landlord and Tenant to perform work, and supply labor and materials to prepare the Premises for occupancy as shown in Exhibit A are set forth below, or in Exhibit B. Both Landlord and Tenant shall expend all funds and do all acts required of them and shall have the work performed promptly and diligently and in a workmanlike manner.

     2.3 Square Footage. Tenant's percent of the total square footage of the Complex of which the Premises are a part is subject to change as the total square footage of the Complex changes.

3. TERM

     3.1 Term. The term of this Lease shall continue during the Lease term specified in Paragraph 1.3 hereof, unless sooner terminated pursuant to any provision hereof.

     3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability thereof, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof. In such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant. If Landlord shall not have delivered possession of the Premises within ninety (90) days from said commencement date, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease. If Landlord shall not have delivered possession of the Premises within one (1) year from said commencement date, Landlord may, by notice in writing to the Tenant within ten
(10) days thereafter, cancel this Lease. If either party cancels as hereinabove provided, Landlord shall return any monies previously deposited by Tenant within fifteen (15) days without payment of interest or other increment for its use, and the parties shall be discharged from all obligations hereinbefore.

     3.3 Early Possession.   In the event that Landlord shall permit Tenant to
occupy Premises prior to the commencement date of the term, such occupancy shall be subject to all of the provisions of this Lease. Said early possession shall not advance the termination date of this Lease.

     3.4 Delivery of Possession. Tenant shall be deemed to have taken possession of the Premises, if when necessary, Tenant has provided Landlord with a Certificate of Occupancy granted by the proper government agency, and when either of the following occurs:

          (a) Landlord, Landlord's agent or property manager delivers possession of the Premises to Tenant, or Tenant's Agent.

          (b) Landlord, Landlord's agent or property manager gives notice to Tenant or Tenant's Agent that the Premises are ready for Tenant to take possession.

     3.5 Option to Renew. Tenant shall have the right to extend the terms of this Lease for a period specified in Paragraph 1.4, if Tenant shall not be in default, by giving Landlord written notice prior to date specified in Paragraph
1.4. Notice shall be hand delivered by Tenant to management office or mailed, postage prepaid, by certified mail to the address specified in Paragraph 1.12. Upon receipt of such notice by Landlord within specified time, this Lease shall be considered extended without the necessity for executing any further instrument, upon same terms, conditions, covenants, and agreements as herein contained. Once exercised, the Tenant shall not have the right to revoke his election to exercise Option to Renew. In the event that the Option is not exercised in writing within specified time, the Option shall expire, and the Tenant shall not have the right to renew this Lease. Landlord shall have no obligation to notify Tenant of Option to Renew.

4. INITIAL RENT.    Tenant shall pay to Landlord as initial rent for the
Premises the sum set forth in Paragraph 1.6, in advance, on the FIRST day of each month of the term hereof. Rent for any period during the term hereof, which is for less than one month, shall be a prorate of the monthly installment based upon a thirty (30) day month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement in lawful money of the United States of America to Landlord at the address stated in Paragraph 1.12 or to such other persona or at such other place as Landlord may designate in writing.

5. SECURITY DEPOSIT.   Tenant shall deposit with Landlord prior to occupancy the
sum specified in Paragraph 1.8 as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default, or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer hereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated and Tenant's failure to do so shall be a breach of this Lease, and Landlord may at his option terminate this Lease. Landlord shall not be required to keep said deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit or so much thereof as had not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within thirty (30) days after the expiration of the term hereof, or after Tenant has vacated the Premises, whichever is later.

6. USE

     6.1 Use. The Premises shall be used and occupied only as specified in Paragraph 1.5 and for no other purposes. Under no circumstances shall Tenant or Tenant's employees, agents, or invitees or anyone else occupy the Premises for residential purposes. Tenant shall have unrestricted access of premises 24 hours a day, seven days a week.

     6.2 Compliance with Law.   Tenant shall, at Tenant's expense, comply
promptly with all applicable statutes,

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ordinances, rules regulations, orders and requirement in effect during the term or any part of the term hereof regulating the use by Tenant of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste, or a nuisance, or, if there shall be more than one tenant of the Complex containing the Premises, which shall tend to unreasonably disturb such other tenants.

     6.3 Condition of Premises. Tenant hereby accepts the Premises in their condition existing as of the date of possession. Tenant's taking possession of the Premises shall constitute Tenant's acknowledgment that the Premises are in expected condition. Tenant acknowledges that neither Landlord, Landlord's agent or Tenant's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

     6.4 Insurance Cancellation. Notwithstanding the provisions of Paragraph 6.1 hereinabove, no use shall be made or permitted to be made of the Premises nor acts done which will cause the cancellation of any insurance policy covering said Premises or the Complex of which the Premises may be a part. If Tenant's use of the Premises causes an increase in said insurance rates, Tenant shall pay any such increase as additional rent, together with Tenant's next rental installment, after receipt by Tenant of a copy of the insurance costs statement or other satisfactory evidence of the amount due.

     6.5 Landlord's Rules and Regulations for the use of the Premises. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate for the use of the Premises. If Tenant, Tenant's agents, employees, customers or invitees, fail to comply with said rules and regulations, Landlord shall have the right to charge Tenant a fine for nonperformance of the said rules and regulations. All fines shall be due and payable, as additional rent, to Landlord together with Tenant's next rental installment after Tenant has received notice from Landlord of violation and fine amount. A copy of current rules and regulations is attached hereto. Landlord reserves the right from time to time to make all reasonable modifications to said rules and regulations. All alterations and/or additions to the rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of the said rules and regulations by any other tenants, their agents, employees, customers, or invitees. Landlord shall be fair and reasonable.

7. MAINTENANCE, REPAIRS & ALTERATIONS

     7.1 Landlord's Obligations.   Subject to the provisions of Paragraph 9 and
except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agent, employees, or invitees, Landlord at Landlord's expense shall keep in good order, condition and repair the foundations, exterior wells and windows, exterior roof, skylights, and heating and air conditioning of the Premises. Landlord shall not, however, be obligated to paint such exterior, nor shall Landlord be required to maintain the interior surface of exterior walls, windows, doors or plate glass damaged by vandalism. Landlord shall have no obligations to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs.

     7.2 Tenant's Obligations.

          (a) Subject to the provisions of Paragraph 7.1 and Paragraph 9, Tenant, at Tenant's expense, shall keep in good order, condition and repair the Premises and every part thereof including, without limiting the generality of the foregoing, all lighting facilities, electrical, plumbing, equipment, fixtures, interior walls, ceilings. Windows, doors, and plate glass, located within the Premises, or any wall of the Premises are also the responsibility of the Tenant to repair or replace if damaged by negligence, whether by Tenant, Tenant's agent, employees or invitees.

C.K.      (b) Tenant acknowledges Tenant's responsibility to keep interior
----
paint in good and chip-free condition.

          (c) If Tenant fails to perform Tenant's obligations under this Paragraph 7.2, Landlord may at Landlord's option enter upon the Premises after ten (10) days prior written notice to Tenant and put the same in good order, condition and repair at Tenant's expense. The cost of any such repairs shall be due and payable, as additional rent, to Landlord together with Tenant's rental installment after receipt of statement of charges from Landlord.

          (d) On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in good condition, broom clean, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by its use thereof or by the removal of its trade fixtures, furnishings and equipment pursuant to Paragraph 7.3 (c), which repair shall include but not be limited to the patching and filling of holes in walls, ceilings and floors, repairs of structural damage, and cleaning and repairing of windows and skylights.

     7.3 Alterations and Additions.

          (a) Tenant shall not, without Landlord's prior written consent, make any alterations, improvements or additions, in, on or about the Premises. As a condition to giving such consent, Landlord may require that Tenant agree to remove any such alterations, improvements, additions or utility installations at the expiration of the term and to restore the Premises to their prior condition. After obtaining Landlord's consent, and before commencing construction, Tenant must acquire all required City Building Permits. All construction shall be done to State and Local Building Codes, and pass inspection by the City Building Department.

          (b) Before commencing any work relating to alterations, additions and improvements affecting the Premises, Tenant shall notify Landlord, in writing, of the expected date of commencement thereof, and provide Landlord with the performance bond required by Paragraph 17. Landlord shall then have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises and Landlord from mechanics' liens, materialmens' lien or any other liens. In any event, Tenant shall pay, When due, all claims for labor or materials furnished to or for Tenant at or for use in the Premises. Tenant shall not permit any mechanics' lien, or materialmens' lien to be levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises at the direction of Tenant.

          (c) Unless Landlord requires their removal, as set forth in Paragraph
7.3 (a), all alterations, improvements or additions which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3 (c), Tenant's machinery, equipment, and trade fixtures, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Paragraph 7.2
(c).

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     7.4 Signs & Window Coverings.   All sign and window coverings visible from
the common areas or public areas shall be approved by the Landlord prior to any installation. If Landlord institutes a common system of signs or window coverings, the signs or window coverings that tenant installs shall conform to that system, and Tenant shall, at Landlord's cost and expense, allow the replacement of any signs or window covering previously installed, even though they may have been approved previously by Landlord. Upon termination of this Lease Tenant shall remove, at its cost, all signs and window coverings of which the removal is required by Landlord.

8. INSURANCE INDEMNITY

     8.1 Tenant's Obligation. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease, a policy of comprehensive and public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than $600,000 for injury to or death of one person in any one accident or occurrence, and in an amount of not less than $1,000,000 for injury to or death of more than one person in any one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least $50,000. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. In the event that the Premises constitute a part of a larger property, said insurance shall have a Landlord's Protective Liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant. The cost of said insurance shall be due and payable, as additional rent, together with Tenant's next rental installment after receipt by Tenant of a copy of the insurance costs statement or other satisfactory evidence of the amount due.

     8.2 Landlord's Obligation. Landlord may obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and special extended perils (all risk), and Liability. After the first year of this Lease, the Tenant shall pay during the remaining term hereof, as additional rent, a proportionate share of any increase in insurance costs over base year specified in Paragraph 1.10, whether such increase shall be the result of the nature of Tenant's Occupancy, any act or omission of Tenant, requirements of the holder of a mortgage or deed of trust covering the Premises, or increased valuation of the Premises. After receipt by Tenant of a copy of the insurance costs statement or other satisfactory evidence of the amount due, Tenant shall pay any such increase in insurance costs to Landlord together with Tenant's next rental installment, or at Landlord's option twelve (12) monthly installments. Tenant's proportionate share of the increase shall be the percentage of the total square footage of the Complex as set forth in Paragraph 1.2. If an insurance cost increase comes before the end of the first year of this Lease or, if the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Tenant shall pay a prorated portion of increase. The proceeds of any such insurance shall be paid to Landlord.

     8.3 Insurance policies. Tenant shall deliver to Landlord, prior to possession, copies of policies of liability insurance required under Paragraph
8.1 or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modifications except after ten (10) days prior written notice to Landlord. Tenant shall, within, ten
(10) days prior to the expiration of such policies furnish Landlord with renewals thereof, or Landlord may order such insurance and charge the cost to Tenant, as additional rent, which amount shall be payable by Tenant together with Tenant's next rental installment after receipt by Tenant of copy of the insurance costs statement or other satisfactory evidence of the amount due. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.2.

     8.4 Waiver of Subrogation. Tenant and Landlord each waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Tenant and Landlord shall upon obtaining the policies of insurance required hereunder, give notice to the insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.5 Hold Harmless. Tenant shall indemnify, defend and hold Landlord harmless from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work or things which may be permitted or suffered by Tenant in or about the Premises. Tenant shall further indemnify, defend and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provisions of this Lease or arising from any negligence of Tenant or any of its agents, contractors, employees or invitees, and from any and all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby Waives all claims in respect thereof against Landlord, excepting where said damages arises out of negligence of Landlord.

     8.6 Exemption of Landlord from Liability. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Premises, nor, unless through its negligence shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors and invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or from any other causes whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Landlord or Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant their employees, agents, contractors or invitees, if any, of the building in which the Premises are located.

9. DAMAGE OR DESTRUCTION

     9.1 Partial Damage - Insured. Subject to the provisions of Paragraph 9.4, if the Premises are damaged and such damage was caused by a casualty covered under any insurance policy that may be maintained pursuant to Paragraph 8.2. Landlord shall, at Landlord's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

     9.2 Partial Damage - Uninsured. In the event the Premises are damaged by a casualty which is not covered by insurance carried by Landlord, then Landlord shall restore same, except if the damage or destruction is to an extent greater than ten (10%) per cent of the then replacement cost of improvements on the Premises (exclusive of Tenant's trade fixtures and equipment and exclusive of foundation), then Landlord may elect not to restore and to terminate this Lease. Landlord

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must give Tenant written notice of its election not to restore within thirty 30 days from the date of damage and, if not given, Landlord shall he deemed to have elected to restore and in such event shall commence restoration of damage as soon as reasonably possible. In the event Landlord elects to give such notice of Landlord's Intention to cancel and terminate this Lease, Tenant shall have the right within ten (10) days after the receipt of such notice to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord or abatement of rent, in which event this Lease shall continue in full force and effect, and Tenant shall provide Landlord with the performance bond required by Paragraph 17, and proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within ten (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

     9.3 Abatement of Rent.

          (a) If the Premises are partially destroyed or damaged and Landlord repairs or restores them pursuant to the provisions of this Paragraph 9, the rent payable hereunder shall be abated for the period during which repair or restoration of such damage, continues in proportion to the degree to Which Tenant's reasonable use of the Premises is impaired, Tenant shall continue to pay to Landlord the total current monthly rent for the Premises when due while repairs or restoration are in progress. Within ten (10) days after current rent payment is made to Landlord, Landlord shall then pay to Tenant any rent abatement based on an assessment of the degree to which Tenant's use of the Premises has been impaired for the prior month. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Landlord is obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within sixty (60) days after such obligations accrue, Tenant may at Tenant's option cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. In such event, this Lease shall terminate as of the date of such notice. Any abatement of rent shall be computed as provided in Paragraph 9.3 (a).

     9.4 Total Destruction. If at any time during the term hereof the Premises are totally destroyed from any cause whether or not covered by the insurance that may be maintained by Landlord pursuant to Paragraph 8.3 this Lease shall automatically terminate as of the date of such destruction.

     9.5 Damage Near End of Term. If the Premises are partially destroyed during the last six (6) months of the term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

     9.6 Restoration. Landlord's obligation to restore shall not include the restoration or replacement of Tenant's trade fixtures, equipment, merchandise or any improvements or alterations made by Tenant to the Premises.

     9.7 Prorations. Upon termination of this Lease pursuant to this Paragraph 9, an equitable prorate adjustment of rent based upon a thirty (30) day month shall be made. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not therefore been applied by Landlord.

10. REAL PROPERTY TAXES

     10.1 Payment of Tax Increase. Landlord shall pay all real property taxes applicable to the Premises; provided, however, that Tenant shall pay, as additional rent, the amount, if any, by which real property taxes applicable to the Premises increase over the base year specified in Paragraph 1.10. Such payment shall be made by Tenant together with Tenant's next rental installment or at Landlord's option twelve (12) monthly installments, after receipt of Landlord's statement setting forth the amount of such increase and the computation thereof. If the Tax increase comes before the end of the first year of this Lease, or if the term of this lease shall not expire concurrently with the expiration of the fiscal tax year, Tenant shall pay a prorated portion of increase.

     10.2 Definition of "Real Property" Taxes. As used herein, the term "real property" shall include any form of assessment, advalorem tax, license fee, use tax, fee title tax, rent tax, occupancy tax, parking tax, excise tax on rents, gross receipts tax, and any tax which is a substitute for real property taxes, and any tax upon any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, or upon Landlord's right to rent, or upon any rental income from the Premises, or upon Landlord's business of leasing the Premises. The term real property taxes shall not include any net income taxes or any inheritance or estate taxes.

     10.3 Joint Assessment. If the Premises are not separately assessed, Tenant's liability shall be the percentage of the total square footage of the Complex as set forth in Paragraph 1.2.

     10.4 Personal Property Taxes.

          (a) Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord.

          (b) If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord, as additional rent, the taxes attributable to Tenant together with Tenant's next rental installment after receipt of a written statement setting forth the taxes applicable to Tenant's property.

     10.5 Property Taxes on Improvements. Notwithstanding the provisions of Paragraph 10 hereinabove, Tenant shall pay, as additional rent, any increase in "real property taxes" resulting from any and all improvements of any kind whatsoever placed on or in the Premises for the benefit of or at the request of Tenant regardless of whether said improvements were installed or constructed either by Landlord or Tenant, except those items included with the original Premises. Payment shall be made to Landlord together with Tenant's next rental installment after receipt of a written statement from Landlord setting forth the amount of such increase.

11. COMMON AREAS When, in fact, there are Common Areas, then the following shall apply:

     11.1 Landlord's Rules and Regulations for the use of the Common Areas. Tenant shall faithfully observe and

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comply with the rules and regulations, that Landlord shall from time to time promulgate for the use of the common areas. If Tenant, Tenant's agents, employees, customers or invitees, fail to comply with said rules and regulations, Landlord shall have the right to charge Tenant a fine for nonperformance of the said rules and regulations. All fines shall be due and payable as additional rent to Landlord together with Tenant's next rental installment after receipt from Landlord of fine amount. A copy of said rules and regulations is attached hereto. Landlord reserves the right from time to time to make all reasonable modifications to said rules and regulations. All such modifications shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of the said rules and regulations by any other tenants, their agents, employees, customers or invitees. Landlord shall be fair and reasonable.

     11.2 Definitions.   The phrase "Common Areas" means all areas and
facilities outside the Premises that are provided and designated for general use and convenience of Tenant and other tenants and their respective officers, agents and employees, customers and invitees. Common Areas include (but are not limited to) hallways, stairways, pedestrian sidewalks, landscaped areas, driveways, fire lanes, loading zones, parking areas and railroad tracks, if any. Landlord reserves the right from time to time to make changes in the shape, size, location, and extent of the land and improvements constituting the Common Areas.

     11.3 Maintenance. During the term of this Lease, Landlord, at Landlord's expense, shall operate, manage, and maintain the Common Area so that they are clean and free from accumulations of debris, filth, rubbish, and garbage. The manner in which such Common Area shall be so maintained, and the expenditures for such maintenance, shall be at the sole discretion of Landlord.

     11.4 Tenant's Rights and Obligations.

          (a) Landlord hereby grants to Tenant, during the term of this Lease, the license to use, for the benefit of Tenant and its officers, agents, employees, customers, and invitees, in common with the others entitled to such use, the Common Area as they from time to time exist, subject to the rights, powers and privileges herein reserved to Landlord.

          (b) Storage, either permanent or temporary, of any materials, supplies, recycling or equipment in the Common Area is strictly prohibited. Should Tenant violate this provision of this Lease, then in such event, Landlord may, at his option either terminate this Lease, charge a fine and/or, without notice to Tenant, remove said materials, supplies or equipment from the Common Areas and place such items in storage, the fine and/or cost thereof to be reimbursed by Tenant, as additional rent, together with Tenant's next rental installment after receipt of a statement submitted by Landlord.

          (c) Tenant shall be assigned parking spaces as specified in Paragraph
1.9. Tenant and its officers, agents, employees, customers and invitees shall park their motor vehicles only in areas designated by Landlord for that purpose from time to time. Tenant shall not at any time park or permit the parking of motor vehicles, belonging to it or to others, so as to interfere with the pedestrian sidewalks, driveways, fire lanes and loading zones or in any portion of the parking areas not designed by Landlord for such use by Tenant.

          (d) Tenant agrees that receiving and shipping of goods and merchandise and all removal of refuse shall be made only by way of the loading areas constituting part of the Premises.

          (e) Tenant shall repair, at its cost, all deteriorations or damages to the Common Areas; occasioned by Tenant's lack of ordinary care. If Tenant fails to repair or commence repairs of such deteriorations or damages prior to ten (10) days after receipt of written notice from Landlord, then in such event, Landlord may, at his option, repair such deteriorations or damages at the sole cost of the Tenant. Such costs to be reimbursed by Tenant as additional rent together with tenant's next rental installment after receipt of statement of costs from Landlord.

     11.5 Construction. Landlord, while engaged in constructing improvements or making repairs or alterations in or about the Premises or in their vicinity, shall have the right to make reasonable use of the Common Areas.

12. UTILITIES AND SERVICES. Tenant shall pay as additional rent for all charges for electric, gas, water, garbage, telephone, security alarms, security guards and other utilities and services supplied to the Premises, together with any taxes thereon. If any such utilities and services are not separately billed to Tenant directly by supplier, Tenant shall pay a reasonable Proportion of supplier's charges to Landlord. The Landlord will determine the method of distributing the charges. Tenant shall make payment for such charges together with Tenant's rental installment after receipt of statement of charges from Landlord. Should Tenant fail to pay such charges when due, Landlord has the option of discontinuing to provide such utilities and services to Tenant when such failure to pay continues for a three (3) day period after written notice to Tenant from Landlord that charges are due and unpaid.

13. ASSIGNMENT AND SUBLETTING

     13.1 Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void and shall constitute a breech of this Lease. Any transfer of Tenant's interest in this Lease or in the Premises from Tenant by merger, consolidation or liquidation or by any subsequent change of the ownership of fifty (50%) percent or more of the capital stock of Tenant shall be deemed a prohibited assignment within the meaning of this Paragraph 13. Unless the entity to which] the interest in the lease is being transferred has the same financial stability and integrity, or better, than the original lease holder.

     13.2 Reasonable Consent.

          (a) If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the assignment of the Lease or the subletting of the Premises or any portion thereof. Tenant shall submit in writing to Landlord:

               (1) The names and legal composition of the proposed Assignee or Sublessee.

               (2) The nature of the proposed Assignee's or Sublessee's business to be carried on in the Premises.

               (3) The terms and provisions of the Proposed Assignment or Sublease.

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

               (4) Such reasonable financial information as Landlord may request concerning the proposed Assignee or Sublessee including, without limitation, financial history, credit rating rind business expense.

          (b) Tenant acknowledges that Landlord has entered into this Lease in reliance on the particular skills, knowledge and experience of Tenant and/or the principal officer of Tenant with respect to the conduct of business in the Premises; Tenant recognizes that Landlord's substantial investment in the Premises and the willingness of Landlord to put that investment at risk under the terms of this Lease is based upon Landlord's judgmental considerations regarding Tenant's abilities as set forth above. Without in any way limiting Landlord's right to refuse to give such consent if in Landlord's reasonable business judgment the quality of operation is or may be in any way adversely affected during the Term of this Lease or the financial worth of the proposed new Tenant is less than that of the Tenant executing this Lease or of the Tenant and the Tenant's Guarantor as the case may be, or if investigation discloses other information unsatisfactory to Landlord. Anything to the contrary notwithstanding contained herein or elsewhere in this Lease, Landlord, as additional consideration for approval of such assignment or subletting shall be entitled:

               (1) to receive any and all consideration payable in connection therewith, including without limitation, any additional Rent or other charges or any lump sum settlement; and/or

               (2) to require increases in Rent payable to Landlord consistent with the then current rent rate for a new lease for similar premises in the Project; and/or

               (3) to modifications in such other provisions of the Lease, including without limitation, cancellation of any options to extend the term granted hereunder, as Landlord shall deem advisable; and/or

               (4) to cancel or terminate this Lease upon thirty (30) days written notice to Tenant, provided that in such event, Tenant may elect by written notice to Landlord within ten (10) days of delivery of notice of cancellation or termination to retain the Premises for the balance of the term of the Lease on the terms and conditions herein set forth.

     13.3 No Release of Tenant.

          (a) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation to pay the rent and to perform all other obligations to be performed by Tenant hereunder for the term of this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

          (b) Tenant hereby irrevocably assigns to Landlord all Rent and other sums from any subletting of the Premises, and agrees that Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed upon Landlord's application, may collect such rent and other sums and apply the same as provided in Paragraph 14.2 upon Tenant's default; provided, however, that until the occurrence of any act of default by Tenant or Subtenant, Tenant shall have the right to collect such sums.

     13.4 Assignment Fee. In the event that Landlord shall consent to a sublease or assignment under Paragraph 13.1, Tenant shall pay Landlord a reasonable fees to compensate Landlord for costs incurred in connection with giving such consent.

     13.5 Involuntary Assignment.

          (a) No interest of Tenant in this Lease shall be assignable by operation of law. Each of the following acts shall be considered an involuntary assignment:

               (1) If the Tenant is or becomes bankrupt or Insolvent, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more then one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

               (2) If a writ of attachment or execution on levied on this Lease and is not removed within thirty (30) days of the levy;

               (3) If, in any proceeding or action to which Tenant is a party, and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

     13.6 Effect of Invalidity of Provisions of Paragraph 13.5 Specifically. Specifically with reference to this Paragraph 13 and its subparagraphs, any invalidity or unenforceability of any of its provisions shall not affect any other provisions of this Lease.

14. DEFAULTS: REMEDIES

     14.1 Defaults. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

          (a) The vacating or abandonment of the Premises by Tenant.

          (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant.

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in Paragraph (b) above, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than three (3) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said three
(3) day period and thereafter diligently prosecutes such cure to completion.

          (d) The making by Tenant of any general assignment, or general arrangement for the benefit of creditors.

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

          (e) The appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease; where possession is not restored to Tenant within thirty
(30) days.

          (f) The attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     14.2 Remedies in Default. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in exercise of any right or remedy which Landlord may have by reason of such default or breach:

          (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; reasonable attorney's fees and any real estate commission paid; the worth at the time of award by the court of the unpaid rent that had been earned at the time of termination of the Lease; the worth at the time of award by the court of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonable avoided; and that portion of the leasing commission paid by Landlord applicable to the unexpired term of this Lease, Unpaid installments of rent or other sums shall bear interest from the due date at the rate of ten (10%) percent per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of either retaking possession of the Premises and recovering from Tenant the amount specified in this Paragraph 14.2 (a) or proceeding under Paragraph 14.2
(b).

          (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder,

          (c) Pursue any other remedy now or hereunder available to Landlord under the laws or judicial decisions of the state in which the Premises are located.

     14.3 Default By Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord except when the nature of Landlord's obligation requires more than thirty (30) days for performance. Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     14.4 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impractical to fix. Such costs include, but are not limited to, processing and accounting charges, and late charges, which may be imposed, on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Accordingly, if any installment of rent or any other sum clue from Tenant shall not be received by Landlord or Landlord's designee within five (5) days of due date, then Tenant shall pay to Landlord as additional rent an additional sum equal to ten (10%) percent of such overdue amount or thirty-five ($35.00) dollars which ever is greater as a late charge. Such sum shall be payable to Landlord together with Tenant's next rental installment after notice is received from Landlord of late charge amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord.

     14.5 Rights and Obligations under the Bankruptcy Code.

          (a) Upon the filing of a petition by or against Tenant under the United States Bankruptcy Code, Tenant, as debtor in possession, and any trustee who may be appointed agree as follows:

              (1) to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; and

              (2) to pay monthly in advance on the first day of each month a reasonable compensation for use and occupancy of the Premises in an amount equal to the Rent and other charges otherwise due pursuant to this Lease; and

              (3) to reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Code or within one hundred twenty (120) days or such shorter term as Landlord, in its sole discretion, may deem reasonable so long as notice of such period is given) of the filing of a petition under any other Chapter; and

              (4) to give Landlord at least forty-five (45) days prior written notice of any abandonment of the Premises; and

              (5) any such abandonment to be deemed a rejection of this Lease;
and

              (6) to do all other things of benefit to Landlord otherwise required under the Bankruptcy Code; and

              (7) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; and

              (8) to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above; waiving notice and hearing of the entry of same.

          (b) Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event or assumption and/or assignment are the following:

              (1) the cure of any monetary defaults and the reimbursement of pecuniary loss within not more

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

than thirty (30) days of assumption and/or assignment; and

              (2) the deposit of an additional sum equal to three (3) months rent to be held pursuant to the terms of Paragraph 5 of this Lease; and

              (3) the use of the Premises as set forth in Paragraph 6 of this Lease; and

              (4) the reorganized debtor or assignee of such debtor in possession or of Tenant's trustee demonstrates in writing that it has sufficient background including, but not limited to, financial ability and experience to operating in the manner contemplated in this Lease and meets all other reasonable criteria of Landlord as did Tenant upon execution of this Lease; and

              (5) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security; and (6) the Premises, at all times, remains a single location and no physical changes of any kind maybe made to the Premises unless in compliance with the applicable provisions of this Lease.

15. CONDEMNATION

     15.1 Termination of Lease. If the Premises or any portion thereof are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more that twenty-five (25%) percent of the square footage of the Premises, or more than twenty-five (25%) percent of the land area of the Premises not covered With buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date of the condemning authority taking possession or, by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of the taking or, in the absence of such notice, then twenty (20) days after the condemning authority shall have taken possession.

     15.2 Non Termination of Lease. If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining provided the monthly rent shall be reduced in proportion to the square footage taken as it bears to the total square footage of the Premises. In the event this Lease is not so terminated, Landlord agrees, at Landlord's sole cost, to as soon as reasonably possible restore the Premises to a complete unit of like quality and character as existed prior to the condemnation.

     15.3 Awards. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property.

16. GENERAL PROVISIONS

     16.1 Offset Statement.

          (a) Tenant shall at any time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a written offset statement. Such statement shall certify that this Lease is unmodified or if modified, states the nature of such modifications. Such statement shall certify that this Lease is in full force and effect, the date to which the rent, security deposit and other charges are paid in advance, if at all. Such statement shall acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the pert of Landlord hereunder, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encmbrancer of the Premises.

          (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more then one (1) month's rent has been paid in advance.

          (c) If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three (3) years financial statement of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

     16.2 Landlord's Interests. The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in the ground lease of the Premises. In the event of any transfer of such title or interest, and alter the date of such transfer, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assignees, only during their respective periods of ownerships.

     16.3 Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     16.4 Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at ten (10%) percent per annum from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease. Interest shall be payable by Tenant, as additional rent, together with next rental installment after Notice has been given to Tenant of interest amount due.

     16.5 Time of Essence. Time is of the essence.

     16.6 Captions. Article and paragraph captions are not a part hereof.

     16.7 Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     16.8 Waivers. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     16.9 Application of Payments. All payments made by Tenant to Landlord shall be applied to the earliest charges to Tenant's account first.

     16.10 Holding Over.

          (a) If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written consent of Landlord, such Occupancy shall be a tenancy from month-to-month at one hundred fifty percent (150%) of the then existing rental amount or a rental amount to be stated in a written notice from Landlord to Tenant thirty (30) days prior to termination date of this Lease. Such occupancy shall be subject to all other charges payable hereunder, and upon the terms hereof.

          (b) Any holding over of the Premises by Tenant after the expiration of the term hereof without the express written consent of Landlord shall not constitute a renewal or extension and shall not give Tenant any rights on or to the Premises or any part thereof.

     16.11 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity.

     16.12 Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

     16.13 Binding Effect; Choice of Law. Subject to any provision hereof restricting assignment or subletting by Tenant and subject to the provisions of Paragraph 16.2, this Lease shall bind the parties, their personal representatives, successors and assignees. This Lease shall be governed by the laws of the state where the Premises are located.

     16.14 Subordination.

          (a) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and all other charges, and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgage, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

     16.15 Attorney's Fees. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for legal expenses which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment or goes to court.

     16.16 Landlord's access. Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same; showing the same to prospective purchasers, lenders, inspectors, or appraisers; and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable. Landlord will give Tenant at least Twenty-Four (24) hours notice of intent to enter Premises, except in cases of emergency. Landlord shall at all times have copies of all keys needed to enter Premises. If Tenant changes locks or prevents access to Landlord in any way, it is a breach of this Lease, and Landlord may take immediate steps to restore access at Tenant's expense without prior notice to Tenant. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last four (4) months of the term hereof place on or about the Premises any ordinary "For Sale or Lease" signs, all without rebate of rent or liability to Tenant.

     16.17 Auctions. Tenant shall not place any auction sign upon the Premises or conduct any auction thereon without Landlord's prior written consent.

     16.18 Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

     16.19 Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     16.20 Landlord's Liability. If Landlord is a Limited Partnership, the liability of the Partners of the Landlord pursuant to this Lease shall be limited to the assets of the partnership; and Tenant, its successors and assigns hereby waive all rights to proceed against any of the partners, or the officers, shareholders, or directors of any corporate partner of Landlord except to the extent of their interest in the partnership.

     16.21 Fair Interpretation. This Lease form was prepared by Landlord, but the Parties agree that this Lease shall not be interpreted against the Landlord for that reason. This Lease shall be interpreted fairly and in a balanced manner to achieve a fair result and to carry out the fair intention of the Lease terms.

     16.22 Nonrecordation of Lease. It is the intention or the Parties that this Lease not be recorded, except that if either Party requests that other party to do so, the Parties shall execute a memorandum of Lease in recordation form containing only the name or the Parties, a description of the leased Premises and a description of the Lease Term. However the Landlord shall not be required to execute any such memorandum of Lease, nor shall Tenant record this Lease without delivering to Landlord a Quit Claim Deed executed by Tenant in recordable form showing Tenant as the Grantor, the Landlord as the Grantee and a satisfactory description of the Leased Premises. In such case Landlord shall hold said Quit Claim Deed until there is a breach of this Lease by Tenant, and upon such breach, regardless of the materiality thereof, Landlord may record said Quit Claim Deed.

17. PERFORMANCE BOND. At any time Tenant either desires to or is required to make repairs, alterations, additions, improvements or utility installation thereon, pursuant to Paragraphs 7.3 or 9.2 herein, or otherwise. Landlord may at his sole option require Tenant, at Tenant's sole cost and expense, to obtain and provide to Landlord a lien and completion bond in an amount equal to one and one-half (1 1/2) times the estimated cost of such improvements, to insure Landlord against liability for mechanics lien and materialmen's lien and to insure completion of the work.

18. BROKERS. The parties hereto acknowledge that the Brokers Specified in Paragraph 1.11 were the real estate brokers that represented the Parties herein, and that no other commissions are due to any brokers whatsoever, other than the above named brokers.

19. NOTICES. Whenever under This Lease provision is made for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either personally or sent by United States mail, postage prepaid, addressed at the addresses set forth in Paragraph 1.12. The Notice shall be effective upon personal service or seventy two (72) hours after deposit in the United States Mail as stated above.



The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

Executed at:     Emeryville, CA
                 -----------------------------

     on:         5-6-99
                 -----------------------------

     By:         /s/ HSP
                 -----------------------------
                           "Landlord"


Executed at:     Emeryville, CA
                 -------------------------------

     on:         May 6, 1999
                 -------------------------------

     By:         /s/ Christopher Kolb, President
                 -------------------------------
                          "Tenant"

If this Lease has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto.

                              RULES & REGULATIONS

A:  Parking.
-----------

  1. Tenants shall park only in their assigned parking spaces. Failure to park in assigned spaces will result in a twenty five ($25.00) dollar parking fee and/or ticketing and/or towing by the City Police Department.

  2. Tenants shall restrict their use of the Loading Zones to the times when they are loading or unloading. Parking in a Loading Zone will result in a twenty five ($25.00) parking fee and/or ticketing and/or towing by the City Police Department.

  3. Tenants shall not park in the walkways, driveways or fire lanes. Parking in any of these areas will result in a twenty five ($25.00) parking fee and/or ticketing and/or towing by the City Police Department.

B. Trash and recycling.
-----------------------

  All Tenants who share in the Oakland Scavenger Trash Service are directed to do the following:

  1. If the dumpsters are full, pack down the trash making sure all trash is kept under the lids, and the lids kept closed.

  2. Do not leave trash next to the dumpsters. If the dumpsters are full, save your trash until there is room in a dumpster after the next pickup.

  3. Tenants with large volumes of rubbish for removal must make special arrangements with the Scavenger Service.

  4. Cardboard boxes should be flattened prior to disposal into recycling dumpster.

C. Roof.
--------

  1. Tenants are not allowed access to the roof.

  2. No personal property may be placed on the roof unless prior written permission is obtained from Landlord.

D. Common Areas.
----------------

  1. Personal Property is not to be stored in common areas.

  2. Driveways, fire lanes and corridors are to be kept clear of all obstacles.

  3. Landscaping is for the benefit and enjoyment of all Tenants. No cutting or removal of flowers or trees is allowed.

  4. Littering of Common areas is strictly prohibited. Repeat offenders will be subject to a twenty five ($25.00) dollar fee.



Violations of the above rules and regulations will result in the Tenant being charged an appropriate fee when not already specified after the Tenant has been given one (1) Notice of violation.

Landlord is not responsible for any loss or damages to any vehicle or its contents or any other personal property while said vehicle or property is being towed or removed from parking lot or common areas while in violation of the above rules and regulations.

Failure to comply with the above rules and regulations or pay fees with next rental installment after written notice of fees is a breach of Lease.

                                   Exhibit A

                          Map of Hollis Street Project
                             Emeryville California

                                   Exhibit B

Landlord agrees to do the following at Landlord's expense.

1. Paint leased premises in the building standard paint.

2. Carpet the leased premises in the building standard carpet, color to be chosen by tenant.

3. Landlord will allow tenant temporary space, known as 5900 Hollis Street, Suite T2 which is approximately 2200 square feet for the monthly rent of $2,200.00 for the period of time for the Tenant Improvements to be completed. Upon completion of the Tenant Improvements in Suite O, Tenant shall vacate Suite T2 as soon a possible thereafter.

                                   EXHIBIT C
                   TARGET INDUSTRIAL OFFICE RENTAL AGREEMENT
                 DISCLOSURE OF INFORMATION ON LEAD-BASED PAINT
                          AND LEAD-BASED PAINT HAZARDS

WARNING STATEMENT

Some building built prior to 1978 may contain lead-based paint. Lead from paint, paint chips, levelor blinds and dust can pose health hazards if not taken care of properly. Lead exposure is especially harmful to young children and pregnant women. Before renting pre-1978 buildings, Landlords must disclose the presence of known lead-based paint and lead-based paint hazards in the building. Tenants must also receive a Federally approved pamphlet on lead poisoning prevention.

Landlord's Disclosure (please initial)

             (a) Presence of lead-based paint or lead-based paint hazards
--------
         Known lead-based paint and/or lead-based paint hazards are present,
   -----
explain below: ________________________________________________________________
_______________________________________________________________________________

     XX  Landlord has no knowledge of lead-based paint and/or lead-based paint
   ------
hazard in the building.

             (b) Records and reports available to Landlord.
--------
         Landlord has provided the Tenant with all available records and reports
   -----
pertaining to lead-based paint and/or lead-based paint hazards in the building. (list documents below)

     XX   Landlord has no reports or records pertaining to lead-based paint
   ------
and/or lead-based paint hazards in the building.

Tenant's Acknowledgement (please initial)

  C.K.       (c) Tenant has received copies of all information listed above.
--------

  C.K.       (d) Tenant has received the pamphlet Protect Your Family from Lead
--------     in Your Home.

Broker/Agent Acknowledgement (initial when applicable)

             (e) Broker/Agent has informed the Landlord or Landlord's obligation
-------- under 42 U.S.C. 4852(d) and is aware of his/her responsibility to ensure compliance.

Certification of Accuracy

The following parties have reviewed the information above and certify, to the best of their knowledge, that the information provided by signatory is true and accurate.

5-6-99      /s/ HSP
------     -------------------------------------------
 Date      Landlord

05-06-99   /s/ Christopher Kolb, President
--------   -------------------------------------------
 Date      Tenant

5-12-99   /s/ Timothy Seng
-------   --------------------------------------------
Date      Tenant

-------   --------------------------------------------
Date      Broker/Agent